Exhibit 10.53

January 27, 2003

MCG Master Trust

c/o MCG Capital Corporation

1100 Wilson Boulevard, Suite 800

Arlington, VA 22209

Attn: Chief Financial Officer and

            General Counsel

MCG Capital Corporation

1100 Wilson Boulevard, Suite 800

Arlington, VA 22209

Attn: Chief Financial Officer and

            General Counsel

Wachovia Bank, National Association,

As Liquidity Agent

One Wachovia Center, Mail Code: NC0610

Charlotte, North Carolina 28288

Attention: Capital Markets Credit

                    Administration

Facsimile No. (704) 374-3254

Confirmation No.: (704) 374-4001

Variable Funding Capital Corporation

c/o Wachovia Securities, Inc.

One Wachovia Center

Charlotte, North Carolina 28288

Attention: Conduit Administration

Facsimile No.: (704) 383-6036

Confirmation No.: (704) 383-9343

Wells Fargo Bank Minnesota, National Association 6th and Marquette Streets MAC# N9311-161 Minneapolis, MN 55679 Attn: Corporate Trust Services – Asset Backed Admin.

Re:	Note Purchase Agreement dated as of June 1, 2000 (as amended, the “Agreement”) among MCG Capital Corporation, as Servicer (“MCG”), MCG Master Trust, as Issuer (the “Issuer”), Variable Funding Capital Corporation, as a CP Purchaser (“VFCC”) and Wachovia Securities, Inc., as VFCC Deal Agent and as Administrative Agent

Ladies and Gentlemen:

Reference is hereby made to the Agreement. Capitalized terms used in this letter (the “Letter”) and not otherwise defined herein shall have the meanings given to such terms in the Agreement or in Appendix A to the Sale and Servicing Agreement (as defined in the Agreement) or in the Terms Supplement relating to the Series 2000-1 Notes.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Waiver. The parties hereto agree that for purposes of any reports required to be prepared, and any tests required to be satisfied, under the Basic Documents on or before January 27, 2003 (including, without limitation, any reports or tests as of December 31, 2002), the requirement that the Average Portfolio Charged-Off Ratio not exceed a specified percentage is hereby waived. This is a one-time waiver and shall not be construed to be (i) a modification or waiver as to future compliance with the Average Portfolio Charged-Off Ratio, (ii) a waiver of any Termination Event or Potential Termination Event that may exist on or after January 28, 2003 or (iii) an amendment or modification to the Agreement or any other Basic Document except as expressly set forth in this Letter or otherwise with respect to any period on or after January 28, 2003. This limited waiver is expressly subject to the terms of this Letter.

2.	Representations and Warranties. Upon giving effect to paragraph 1 of this Letter, each of MCG and the Trust represents and warrants that as of the date hereof no event has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

3.	Effect of Modification. Except as expressly modified in this Letter, all of the terms, provisions and conditions of the Agreement and the other Basic Documents are hereby ratified and confirmed and shall remain unchanged and in full force and effect.

4.	Expenses. MCG agrees to pay all reasonable costs and expenses incurred in connection with the preparation, execution and delivery of this Letter, including the reasonable fees and expenses of the Deal Agent’s legal counsel.

5.	Condition Precedent. The effectiveness of this Letter is subject to the receipt by the Deal Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to Deal Agent) of this Letter, which collectively shall have been duly executed on behalf of each of the parties hereto. The effectiveness of this Letter also is subject to MCG’s covenant not to request a Swingline Advance on January 27, 2003.

6.	Counterparts/Telecopy. This Letter may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered (provided that failure of an original to be delivered shall not impair the effectiveness of this Letter).

7.	GOVERNING LAW. THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

8.	ENTIRETY. THIS LETTER, THE AGREEMENT AND THE OTHER BASIC DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS LETTER, THE AGREEMENT AND THE OTHER BASIC DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

Sincerely, WACHOVIA SECURITIES, INC., as Deal Agent

By:	/s/ RAJ SHAH
Name	Raj Shah
Title:	Director

Accepted and Agreed:

MCG CAPITAL CORPORATION

By:	/s/ STEVEN F. TUNNEY
Name:	Steven F. Tunney
Title:	President

MCG MASTER TRUST

By:	MCG CAPITAL CORPORATION (as Servicer)

By:	/s/ STEVEN F. TUNNEY
Name:	Steven F. Tunney
Title:	President

VARIABLE FUNDING CAPITAL

CORPORATION,

By:	Wachovia Securities, Inc.,
as attorney-in-fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name:	Douglas R. Wilson, Sr.
Title:	Vice President

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